UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2021, the Board of Directors of Lindblad Expeditions Holdings, Inc., a Delaware corporation (the “Company”), appointed Dolf Berle to serve as President, Chief Executive Officer and a member of its Board, effective May 10, 2021. Mr. Berle will succeed Sven-Olof Lindblad, who will step down as President and Chief Executive Officer at that time. Upon Mr. Berle’s appointment, Mr. Lindblad will become Co-Chairperson of the Board, alongside Mark Ein, current Board Chair. Also on March 29, 2021, Sarah Farrell, and independent member of the Board of Directors, submitted her resignation to the Board of Directors. With Ms. Farrell’s departure and Mr. Berle’s appointment to the Board, the Lindblad Expeditions Board will continue to have ten members.

Mr. Berle will stand for election by shareholders at the Company’s 2021 Annual Meeting of Stockholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the resolutions duly adopted by the Board of Directors of the Company, effective immediately prior to the election of directors on March 29, 2021, the Company’s Bylaws were amended as follows:

The caption and Section 1.1 are amended in their entirety as follows:

BY LAWS
OF
LINDBLAD EXPEDITIONS HOLDINGS, INC.

ARTICLE II
MEETINGS OF STOCKHOLDERS

2.3         Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), may only be called by a majority of the entire Board of Directors, or the President or the Chairperson or Co-Chairpersons, as applicable, and shall be called by the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Unless otherwise provided by law, written notice of a special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten (10) or more than sixty (60) days before the date fixed for the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.5         Organization. The Chairperson or Co-Chairpersons, as applicable, of the Board of Directors shall act as chairperson(s) of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairperson of any meeting in the absence of the Chairperson or Co-Chairpersons, as applicable, of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairperson of any stockholders meeting in the absence of the Chairperson or Co-Chairpersons of the Board of Directors and such designee.

ARTICLE III
DIRECTORS

3.6         Organization of Meetings. The Board of Directors shall elect one or more of its members to be Chairperson or Co-Chairperson of the Board of Directors, as applicable. The Chairperson or Co-Chairpersons of the Board of Directors, as applicable, shall lead the Board of Directors in fulfilling its responsibilities as set forth in these By-Laws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors.

Meetings of the Board of Directors shall be presided over by the Chairperson or Co-Chairpersons of the Board of Directors, as applicable, or in his or her absence, by the President, or in the absence of the Chairperson or Co-Chairpersons of the Board of Directors, as applicable, and the President by such other person as the Board of Directors may designate or the members present may select.

ARTICLE IV
OFFICERS

4.1         General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a
Chairperson or Co-Chairpersons of the Board, Vice Chairperson of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers, a Controller and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

ARTICLE V

CAPITAL STOCK

5.1         Form of Certificates. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be in uncertificated form. Stock certificates shall be in such forms as the Board of Directors may prescribe and signed by the Chairperson or Co-Chairperson of the Board, President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation.

Item 7.01 Regulation FD Disclosure.

Our press release announcing Mr. Berle’s appointment, Mr. Lindblad’s ascension as Co-Chairperson, and Ms. Farrell’s resignation described in Item 5.02 above is attached as Exhibit 99.1 and incorporated by reference herein.

Item 8.01 Other Events.

On March 30, 2021, the Company announced its plan to resume operations in June for Alaska, beginning with 6- and 8-day itineraries aboard the 100-passenger sister ships National Geographic Quest and National Geographic Venture, with the first departures June 5 and June 6, 2021, and for the Galapagos beginning June 4, 2021 with a 10-day itinerary set aboard the 96-guest National Geographic Endeavour ll.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1      Amended Bylaws
Exhibit 10.1    Employment Agreement by and between Lindblad Expeditions Holdings, Inc. and Dolf Berle, dated March 29, 2021. *
Exhibit 99.1    Press Release dated March 30, 2021
Exhibit 99.2    Press Release dated March 30, 2021

*	Management compensatory agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

March 30, 2020	By:	/s/ Craig I. Felenstein
Craig I. Felenstein Chief Financial Officer

3